UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2019 (February 27, 2019)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Winter Road, Delaware, Ohio		43015
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.
On February 27, 2019, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its first quarter ended January 31, 2019. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”):

(i)
the Company's consolidated Adjusted EBITDA for the first quarter of 2019 and the first quarter of 2018, which is equal to the Company's consolidated net income for the applicable period plus interest expense, net, plus income tax expense, plus depreciation, depletion and amortization expense, plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each on a consolidated basis for the applicable period;

(ii)
the Company's net income, excluding the impact of adjustments, for the first quarter of 2019 and the first quarter of 2018, which is equal to the Company's consolidated net income for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;

(iii)
the Company's earnings per diluted class A share, excluding the impact of adjustments, for the first quarter of 2019 and the first quarter of 2018, which is equal to earnings per diluted class A share of the Company for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;

(iv)
the Company's consolidated adjusted free cash flow for the first quarter of 2019 and the first quarter of 2018, which is equal to the Company's consolidated net cash provided by (used in) operating activities for the applicable period plus cash paid for acquisition-related costs and less cash paid for purchases of properties, plants and equipment for the applicable period.

(v)
the Company's income tax rate, excluding the impact of adjustments, for the first quarter of 2019, which is equal to the Company's consolidated tax expense for such period plus the tax expense (benefit) of restructuring charges, plus the tax expense (benefit) of acquisition-related costs, plus the tax expense (benefit) of non-cash asset impairment charges, plus the net tax expense (benefit) resulting from the Tax Cuts and Jobs Act of 2017 (the “Tax Reform Act”), less the tax expense (benefit) of gains on disposal of properties, plants, equipment and businesses, net, divided by the Company's consolidated income before income tax expense and equity earnings of unconsolidated affiliates, net for such period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each on a consolidated basis for such period;

(vi)
net sales excluding foreign currency translation for the Company's Rigid Industrial Packaging & Services business segment for the first quarter of 2019 and the first quarter of 2018, which is equal to that business segment's net sales for the applicable quarter, after adjusting such sales for the first quarter of 2019 for foreign currency translation;

(vii)
Adjusted EBITDA for the Company’s Rigid Industrial Packaging & Services business segment for the first quarter of 2019 and the first quarter of 2018, which is equal to that business segment’s operating profit less other (income) expense, net, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation and amortization expense, plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each for the applicable period;

(viii)
Adjusted EBITDA for the Company’s Paper Packaging & Services business segment for the first quarter of 2019 and the first quarter of 2018, which is equal to that business segment’s operating profit less other (income) expense, net, plus depreciation and amortization expense, plus restructuring charges, plus acquisition-related costs, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each for the applicable period;

(ix)
net sales excluding foreign currency translation for the Company's Flexible Products & Services business segment for the first quarter of 2019 and the first quarter of 2018, which is equal to that business segment's net sales for the applicable quarter, after adjusting such sales for the first quarter of 2019 for foreign currency translation;

(x)
Adjusted EBITDA for the Company’s Flexible Products & Services business segment for the first quarter of 2019 and the first quarter of 2018, which is equal to that business segment’s operating profit less other (income) expense, net, plus depreciation and amortization expense, plus restructuring charges, each for the applicable period; and

(xi)
Adjusted EBITDA for the Company’s Land Management business segment for the first quarter of 2019 and the first quarter of 2018, which is equal to that business segment’s operating profit plus depreciation, depletion and amortization expense, plus timberland gains, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each for the applicable period.

The Earnings Release also included the following forward-looking non-GAAP measures:

(i)
the Company's fiscal year 2019 Class A earnings per share before adjustments guidance, which is equal to earnings per diluted class A share of the Company for such period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus the net tax benefit resulting from the Tax Reform Act, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for such period; and

(ii)
the Company's fiscal year 2019 tax rate guidance, excluding the impact of adjustments, which is equal to the Company's consolidated tax expense for such period plus the tax expense (benefit) of restructuring charges, plus the tax expense (benefit) of acquisition-related costs, plus the tax expense (benefit) of non-cash asset impairment charges, plus the net tax benefit resulting from the Tax Reform Act, less the tax expense (benefit) of gains on disposal of properties, plants, equipment and businesses, net, divided by the Company's consolidated income before income tax expense and equity earnings of unconsolidated affiliates, net for such period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each on a consolidated basis for such period; and

(iii)
the Company's fiscal year 2019 projected adjusted free cash flow guidance, which is equal to the Company's consolidated net cash provided by operating activities for such period, less cash paid for purchases of properties, plants and equipment, plus acquisition-related costs and debt extinguishment for such period. A reconciliation of this forward-looking non-GAAP financial measure was included in the Earnings Release.

No reconciliation of the forward-looking non-GAAP financial measures were included in the Earnings Release for items (i) and (ii) because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts.
Management of the Company uses the non-GAAP Measures to evaluate ongoing operations and believes that these non-GAAP Measures are useful to investors. The exclusion of the impact of the identified adjustments (restructuring charges, acquisition- related costs, non-cash asset impairment charges, disposals of properties, plants, equipment and businesses, net, and the tax benefit resulting from the Tax Reform Act) enable management and investors to perform meaningful comparisons of current and historical performance of the Company. Management of the Company also believes that the exclusion of the impact of the identified adjustments provide a stable platform on which to compare the historical performance of the Company and that investors desire this information. Management believes that the use of consolidated adjusted free cash flow, which excludes cash paid for capital expenditures and acquisition-related costs from the Company's consolidated net cash provided by operating activities, provides additional information on which to evaluate the cash flow generated by the Company and believes that this is information that investors find valuable. The non-GAAP Measures are intended to supplement and should be read together with our financial results. The non-GAAP Measures should not be considered an alternative or substitute for, and should not be considered superior to, our reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP Measures.

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders (the "Annual Meeting") of the Company was held on February 26, 2019. At the Annual Meeting, the holders of the Company's Class B Common Stock voted on the following proposals and cast their votes as described below.
Proposal 1
To elect as directors for one-year terms Vicki L. Avril, Bruce A. Edwards, Mark A. Emkes, John F. Finn, Michael J. Gasser, Daniel J. Gunsett, Judith D. Hook, John W. McNamara and Peter G. Watson, the nine persons recommended by the Nominating and Corporate Governance Committee (the “Nominating Committee”), all of whom are currently directors of the Company.

PROPOSAL 001 ELECTION OF DIRECTORS
***	FOR	WITHHELD
Vicki L. Avril	18,744,513	35,731
Bruce A. Edwards	18,703,185	77,059
Mark A. Emkes	18,748,125	32,119
John F. Finn	18,720,385	59,859
Michael J. Gasser	17,400,142	1,380,102
Daniel J. Gunsett	17,342,337	1,437,907
Judith D. Hook	18,736,556	43,688
John W. McNamara	18,726,569	53,675
Peter G. Watson	18,749,745	30,499

Section 7 – Regulation FD

Item 7.01.    Regulation FD Disclosure.

On February 28, 2019, management of the Company held a conference call with interested investors and financial analysts (the “Conference Call”) to discuss the Company’s financial results for its first quarter ended January 31, 2019. The file transcript of the Conference Call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on February 27, 2019 announcing the financial results for its first quarter ended January 31, 2019.
99.2	File transcript of conference call with interested investors and financial analysts held by management of Greif, Inc. on February 28, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: March 1, 2019	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer